EXHIBIT 99.7
REMGRO LIMITED’S MEMORANDUM AND ARTICLES
OF ASSOCIATION

1
FORM CM.2
This is the new memorandum of
association of the company adopted by
special resolution at the general meeting
of the company on 21 September 2000.
/s/ JC Engelbrecht
Chairman
REPUBLIC OF SOUTH AFRICA
COMPANIES ACT, 1973
MEMORANDUM OF ASSOCIATION
OF A COMPANY HAVING A SHARE CAPITAL
(Section 54(1); Regulation 17(1) and 17(2))
REMGRO LIMITED
REGISTRATION NO OF COMPANY
1968/006415/06

2
1
NAME
(a)
The name of the company is REMGRO LIMITED.
(b)
The name of the company in one of the other official languages of the Republic is REMGRO
BEPERK.
(c)
The shortened form of the name of the company is N/A.
2
PURPOSE DESCRIBING MAIN BUSINESS
The main business which the company is to carry on is that of an investment holding company.
3
MAIN OBJECT
The main object of the company is to carry on the business of an investment holding company.
4
ANCILLARY OBJECTS EXCLUDED
None of the specific ancillary objects referred to in Section 33(1) of the Act are excluded from the unlimited ancillary objects of the company.
5
POWERS
(a) None of the specific powers or part of any powers of the company are excluded from the plenary powers or the powers set out in Schedule 2 of the Act.
(b) None of the specific powers or part of any specific powers of the company set out in Schedule 2 to the
Act are qualified under Section 34 of the Act.
6
CONDITIONS
There are no special conditions which apply to the company.
7
PRE-INCORPORATION CONTRACTS (IF ANY)
Not applicable.

3
8
CAPITAL
(a)    Par value.
The share capital of the company is R9 175 571,70 (nine million one hundred and seventy five thousand five hundred and seventy one Rand and seventy Cents) divided into:
(i) 512 493 650 (five hundred and twelve million four hundred and nienty three thousand six hundred and fifty) ordinary shares with a par value of R0,01 (one Cent) each;
(ii) 40 506 352 (forty million five hundred and six thousand three hundred and fifty two) B ordinary shares with a par value of R0,10 (ten Cents) each;
(iii) the amount of preference shares with a par value are NIL; and
(iv) the amount of redeemable preference shares with a par value are NIL.
(b)     No par
value.
(i) the amount of ordinary shares without par value are NIL;
(ii) the amount of preference shares without par value are NIL; and
(v) the amount of redeemable preference shares without par value are NIL.

ARTICLES OF ASSOCIATION
of
REMGRO LIMITED

INDEX
ARTICLES OF ASSOCIATION
NO CLAUSE
HEADINGS
PAGE
PART I – INTRODUCTION
2
1 INTERPRETATION 1
2 BUSINESS 4
PART II - SHARES AND MEMBERS 5
3 SHARES
5
4 REDEEMABLE PREFERENCE SHARES 6
5 B ORDINARY SHARES
ERROR! BOOKMARK NOT DEFINED.
6 PAYMENT OF COMMISSION 6
7 INTEREST 7
8 CERTIFICATES 7
9 REGISTER OF MEMBERS 8
10 TRANSFER OF SHARES 9
11 TRANSMISSION OF SHARES 11
12 SHARE WARRANTS 12
13 CONVERSION OF SHARES INTO STOCK 13
14 INCREASE OF CAPITAL 14
15 CONSOLIDATION, SUBDIVISION AND CONVERSION OF CAPITAL 14
16 REDUCTION OF CAPITAL 16
17 MODIFICATION OF RIGHTS 16
18 DISCLOSURE OF BENEFICIAL INTEREST 17
PART III – UNCERTIFICATED SECURITIES 18
19 DEMATERIALISATION 18
20 SUB-REGISTER 19
21 TRANSFER OF UNCERTIFICATED SECURITIES 19
22 STATEMENTS 20

23
WITHDRAWAL OF UNCERTIFICATED SECURITIES 20
PART IV - MEETINGS OF MEMBERS 21
24
GENERAL MEETINGS 21
25
NOTICE OF GENERAL MEETINGS 21
26
PROCEEDINGS AT GENERAL MEETINGS 22
27
VOTES OF MEMBERS 26
28
PROXIES
27
PART V - DIRECTORS
30
29
COMPOSITION
30
30
ALTERNATE DIRECTORS 34
31
RETIREMENT OF DIRECTORS BY ROTATION 35
32
POWERS OF DIRECTORS 36
33
BORROWING POWERS 38
34
LOCAL BOARDS, AGENTS AND COMMITTEES OF THE BOARD 39
35
DUTIES OF DIRECTORS TO KEEP MINUTES 40
36
EXECUTIVE DIRECTORS 41
37
PROCEEDINGS OF DIRECTORS AND COMMITTEES 42
38
INDEMNITY
44
PART VI - PROFIT
44
39
DIVIDENDS
44
40
PAYMENTS TO MEMBERS 47
41
RESERVES
47
42
CAPITALISATION 47
43
DIRECTORS' POWERS ON CAPITALISATION OR DISTRIBUTION 48
44
PRE-ACQUISITION PROFITS 48
PART VII - FINANCIAL REPORTING 49
45
ACCOUNTING RECORDS 49
46
AUDITORS
49
47
SUBSIDIARY COMPANIES 50

PART VIII - ADMINISTRATION 50
48
SECRETARY
50
49
SEAL
51
50
AUTHENTICATION OF DOCUMENTS 51
51
NOTICES
52
PART IX - DISSOLUTION 54
52
WINDING-UP
54

1
FORM CM 44A
This is the new articles of association of
the company adopted by special
resolution at the general meeting of the
company on 21 September 2000.
/s/ JC Engelbrecht
Chairman
REPUBLIC OF SOUTH AFRICA
COMPANIES ACT, 1973
ARTICLES OF ASSOCIATION OF A COMPANY
HAVING A SHARE CAPITAL NOT ADOPTING SCHEDULE 1
REGISTRATION NO OF COMPANY
1968/006415/06
NAME OF COMPANY:
REMGRO LIMITED
A The articles of Table A or Table B contained in Schedule 1 to the Companies Act 1973, shall not apply to the company.
B The articles of the company are as follows:
PART I -INTRODUCTION

INTERPRETATION
1.1 In these articles, unless inconsistent with or otherwise indicated by the context -

1.1.1
“the Act” means the Companies Act, 1973, including any amendment, consolidation or re-enactment thereof;
1.1.2
“the articles” means these articles of association as now framed or as from time to time amended by special resolution;
1.1.3
“Central Securities Depository” means a central securities depository as defined in
Section 1 of the Custody and Administration of Securities Act;
1.1.4
“certificated securities” means securities issued by the company that are not uncertificated securities;
1.1.5
“Custody and Administration of Securities Act” means the Custody and
Administration of Securities Act, 1992, including any amendment, consolidation or re-
enactment thereof;
1.1.6
"debenture" includes debenture stock, debenture bonds, loan stock, notes and other similar securities;
1.1.7
“the directors” means the directors for the time being of the company and the alternate directors thereof or, as the case may be, the directors in a meeting of directors at which a quorum is present;
1.1.8
"dividend" shall not, unless otherwise resolved by the company in general meeting, include any amount capitalised under article 42;
1.1.9
“Gazette” means the Government Gazette of South Africa;
1.1.10
“general meeting” means an annual general meeting or a general meeting of the company;
1.1.11
“in writing” means written or reproduced by any substitute for writing or partly written and partly so reproduced and including printing, typewriting or lithography or any other mechanical or electronic process, or partly one and partly another;
1.1.12
“legal incapacity” means infancy or minority; or placing under curatorship by reason of insanity or prodigality; or death; or sequestration or judicial management or liquidation;
or any other reason which, in the opinion of the directors, deprives a member of his legal capacity to act;
1.1.13
"meeting" includes an adjourned meeting;

1.1.14
“member” means the registered holder of a share in the company, whether his shareholding is evidenced by a certificate or not;
1.1.15
“memorandum” means the memorandum of association of the company as now framed or as from time to time amended by special resolution;
1.1.16
“month” means calendar month, viz. January, February, etc.;
1.1.17
“the office” means the registered office of the company;
1.1.18
“Participant” means a depository institution accepted by a Central Securities Depository as a Participant in terms of the provisions of the Custody and Administration of Securities
Act;
1.1.19
"registered holder" means a registered member of the company whose name is registered in the register of members, whether by the company or a Participant(s);
1.1.20
“the register of certificated securities” means the record of certificated securities administered and maintained at the transfer office, which forms part of the company’s register of members and shall include any branch register kept by the company pursuant to the articles;
1.1.21
“the register of members” means the register of members kept by the company including any sub-register kept by a Participant(s), and any branch register (if any);
1.1.22
“the seal” means the seal, if any, of the company;
1.1.23
“the secretary” means the secretary of the company for the time being, or any person duly authorised to represent a body corporate or partnership which is the secretary of the company;
1.1.24
“securities” means securities as defined in Section 1 of the Stock Exchanges Control Act,
1985, including any amendments, consolidation of re-enactment thereof;
1.1.25
"share" includes stock, options, or any rights to or interests in shares;
1.1.26
“sign” includes the reproduction of a signature by printing, typewriting or lithography, or any kind of stamp or any other mechanical or electronic process, and "signature" has a corresponding meaning;

1.1.27
“South Africa” means the Republic of South Africa or the territory comprised therein from time to time;
1.1.28
“sub-register” means the record of uncertificated securities administered and maintained by a Participant, which forms part of the company’s register of members in terms of the
Act;
1.1.29
“transfer office” means an office which is intended for receiving and registration of transfers of shares, debentures and other securities issued by the company;
1.1.30
“uncertificated securities” means securities in the company which are by virtue of
Section 91A of the Act transferable without a written instrument of transfer and are not evidenced by a certificate;
1.1.31
“year” means the financial year of the company;
1.1.32 where any article contained in the articles is not expressly or impliedly amended by Part
III of the articles, the provisions of the articles shall apply to uncertificated securities in the same manner as it applies to certificated securities.
1.1.33
any reference to the singular includes the plural and vice versa;
1.1.34 any reference to a gender includes the other genders;
1.1.35
any reference to natural persons includes firms and corporate bodies and vice versa;
1.1.36 reference to any provision of the Act shall include such provision as it may be modified or re-enacted from time to time.
1.2 Subject to 1.1, any words or expressions defined in the Act shall, unless the context otherwise requires, bear the same meaning in the articles.
1.3 The headings contained in the articles are intended for reference purposes only and shall not be taken into account in the interpretation thereof.
2
BUSINESS
The directors may, as they deem fit, undertake or discontinue, whether wholly or in part and whether temporarily or permanently, any business or branch of any business which the company is not expressly or impliedly or by law prohibited to undertake.

PART II - SHARES AND MEMBERS
3
SHARES
3.1 Subject to what may be authorised by the Act or by the company in general meeting, any new shares which may be issued shall first be offered to existing shareholders in proportion to their shareholdings.
3.2 Where the company in general meeting has granted a general authority to the directors, the directors may in their discretion allot, grant options over or otherwise deal with or dispose of any unissued shares to such persons at such times and on such terms and conditions and for such consideration, whether payable in cash or otherwise, as the directors may think fit.
3.3 Subject to the provisions, if any, of the memorandum and the Act, and without prejudice to any special rights previously conferred on the holders of existing shares, any share may be issued with -
3.3.1 such preferred, deferred or other special rights or subject to such restrictions, whether in regard to dividend, return of share capital or otherwise;
3.3.2 a par value different to the par value of shares already in issue;
3.3.3 such limited or suspended rights to voting,
as the company may from time to time determine.
3.4 The company may direct that shares may be issued by the directors on such terms and conditions, and with such rights, privileges or restrictions attached thereto as the directors may determine.
3.5
No further shares ranking in priority to or pari passu with any preference shares in issue may be created without the consent in writing of the holders of 75% (seventy five percent) of the said preference shares or the sanction of a resolution of the holders of such preference shares passed at a separate meeting of such holders, and the provisions of Section 199 of the Act shall apply to such resolution as if it were a special resolution.
3.6 Except where otherwise determined by law or herein, the company shall-
3.6.1 be entitled to treat the registered holder of any share as the absolute owner thereof, so that no person need to be recognised by the company as holding any share upon any trust;

3.6.2 not be compelled in any way to recognise (even when having had notice thereof) any equitable, contingent, future or partial interest in any share or any part of a share or any other rights in respect of any share except the rights of the registered holder thereof.
4
REDEEMABLE PREFERENCE SHARES
The company may from time to time-
4.1 issue preference shares which are or at the option of the company are liable to be redeemed; or
4.2 by special resolution convert any of its shares whether issued or not, into redeemable preference shares.
5
B ORDINARY SHARES
The company may from time to time issue B ordinary shares, to which the following rights will attach-
5.1 the par value will be 10 (ten) cents each;
5.2 each B share shall in terms of the provisions of article 27.1.1.1 have ten votes;
5.3 on the winding-up of the company, the proceeds of the winding-up will be utilised in the first instance to effect a repayment of the par value of the B ordinary shares and the ordinary shares pro rata to their respective par values, whereafter the B ordinary shares and the ordinary shares will rank pari passu in respect of the distribution of any further proceeds;
5.4 each B share will be entitled to the same dividend per share as an ordinary share; and
5.5
subject to the provisions of article 17 relating to the modification of rights, rank pari passu with the ordinary shares in all other respects, including meeting and voting with the ordinary shareholders in all meetings.
6
PAYMENT OF COMMISSION
6.1 The company may pay a commission at a rate not exceeding 10% (ten percent) of the issue price of a share to any person in consideration of his subscribing or agreeing to subscribe, whether absolutely or conditionally, for any shares of the company or for procuring or agreeing to procure, whether absolutely or conditionally, subscriptions for any shares of the company.
6.2 Commission may be paid out of capital or profits, whether current or accumulated, or partly out of the one and partly out of the other.

6.3
Such commission may be paid in cash or, if authorised by the company in general meeting, by the allotment of fully or partly paid-up shares, or partly in one way and partly in the other.
6.4
The company may, on any issue of shares, pay such brokerage as may be lawful.
7
INTEREST
The company may, subject to the provisions of the Act, from time to time pay interest on the share capital of the company.
8
CERTIFICATES
8.1
The certificates of title to shares or debentures other than uncertificated securities of the company shall -
8.1.1
be issued under the authority of the directors (or of a local board or local committee authorised thereto by the directors) in such manner and form as the directors may from time to time prescribe; and
8.1.2
bear the signatures of two directors of the company or of one director and the secretary, duly authorised thereto by the directors.
8.2.1
If any shares are numbered, all such shares shall be numbered in numerical progression, beginning with the number one, and each share shall be distinguished by its appropriate number.
8.2.2
If any shares are not numbered, all share certificates in respect of such shares shall be numbered in numerical progression, and each share certificate shall be distinguished by its appropriate number, and by such endorsement as may be required by the Act.
8.3.1
Every person whose name is entered as a member in the register of certificated securities shall, subject to article 10, be entitled to receive -
8.3.1.1
without request or payment, one certificate for all his shares of any one class; or
8.3.1.2
on request, and subject to the discretion of the secretary, several certificates, each for one or more of his shares of such class, against payment of such fee as the secretary may prescribe from time to time.
8.3.2
A member who has transferred some of his shares, other than uncertificated securities, shall be entitled to receive a certificate for the balance of his shares.

8.3.3
Notwithstanding anything to the contrary herein contained -
8.3.3.1
where shares are registered in the names of two or more persons, they shall be treated as one member for the purposes of this article; and
8.3.3.2
if any shares are applied for and allotted on the basis that when issued such shares shall be converted into stock, no certificate in respect of such shares shall be issued, but stock certificates only shall be issued in respect of such stock.
8.4.1
If a share certificate is defaced, lost or destroyed, it may be replaced -
8.4.1.1
by the company; and
8.4.1.2
in case of defacement, on delivery of the old certificate to the company, against payment of such amount and on such conditions as the directors may determine from time to time.
8.4.2
The directors may, as they deem fit, determine such terms (if any) as to evidence and indemnity and payment of the out-of-pocket expenses of the company of investigating such evidence and, in the case of loss or destruction, of advertising the same.
8.5.1
The certificates for shares registered in the names of two or more persons shall be delivered to the person first named in the register of certificated securities in respect thereof, or to his authorised agent, and such delivery shall be a sufficient delivery to all joint holders of the share.
8.5.2
In the case of the legal incapacity of any one or more of the joint holders of any certificated shares, the then first named in the register of certificated securities who is not subject to any legal incapacity shall be the only person recognised by the company as being entitled to such certificate, or any new certificate which may be issued in place thereof.
9
REGISTER OF MEMBERS
9.1
The company shall keep a register of members and procure that the Participant(s) keep a sub-
register of members at the place(s) and in the manner specified in the Act.
9.2
The company may also keep a branch register in any foreign country.

9.3
The directors may make and vary such regulations as they deem fit in regard to the keeping of any such branch register(s).
9.4
The company shall, where applicable, keep an index of the names of the members in the manner specified in the Act.
10
TRANSFER OF SHARES
10.1
The provisions of this article 10 shall in respect of uncertificated securities, be subject to the provisions of articles 20 and 21.
10.2.1
The transfer books and register of members (or any part thereof relating to holders of any class of shares) may, in the discretion of the directors -
10.2.1.1
upon notice being given by advertisement in the Gazette and a newspaper circulating in the district in which the office is situate;
10.2.1.2
in the case of any branch register, upon notice being given in the manner required by the Act,
be closed during such time as the directors may think fit, not exceeding in the aggregate sixty days in any year.
10.2.2
The company in general meeting may place reasonable restrictions on the inspection of the register of members, but so that the register of members shall lie open for not less than two hours in each day, except where it has been closed in terms of article 10.2.1.
10.3.1
Transfer offices shall be maintained at such place or places, whether in South Africa or elsewhere, as the directors may from time to time prescribe.
10.3.2
The directors may appoint local committees (to be designated registrars, transfer agents or by such other title as the directors may think fit), whether in South Africa or elsewhere, consisting of two or more natural persons or of a corporate body to whom the directors may delegate all or any of their powers, authorities and discretions with regard to -
10.3.2.1
the registration of transfers and the keeping of registers and other records required by the Act to be kept at the office;
10.3.2.2
the issue of certificates in respect of shares, debentures or other securities of the company.

10.3.3
The directors may appoint a person as secretary of such local committee or authorise such local committee to appoint a person to be its secretary.
10.4.1
Subject to any law relating to stamp duty, estate duty or other taxes, or to any other statutory restrictions on transfer and to the provisions of the articles, any member may transfer all or any of his shares.
10.4.2
Every transfer must be in writing in the common form or in such other form as the directors may approve.
10.4.3
The transfer form must be left at the office where the transfer register relating to the shares comprised therein is for the time being kept, or at such other place as the directors may prescribe, accompanied (unless the directors either generally or in any particular case otherwise resolve) by -
10.4.3.1
the certificate evidencing the shares to be transferred;
10.4.3.2
such other evidence (if any) as the directors or other persons in charge of such register may require to prove the title or capacity of the intending transferor or transferee.
10.5.1
Subject to the provisions of the Act and any law relating to stamp duty or other taxes, the instrument of transfer of any share, if it is a security in terms of the Act, other than an uncertificated security, shall be executed by or on behalf of the transferor and, if it is not a security or an uncertificated security in terms of the Act, by the transferor and the transferee.
10.5.2
The transferor shall be deemed to remain the holder of the share until the transferee is entered in the register as the holder thereof.
10.5.3
All instruments of transfer, when registered, shall either be retained by the company or disposed of in such manner as the directors shall from time to time decide.
10.5.4
Any instrument of transfer which the directors may decline to register shall (unless the directors shall resolve otherwise) be returned on demand to the person who lodged it.
10.6
The directors may decline to register any transfer where -
10.6.1
the instrument of transfer has not been duly stamped and lodged with the company;
10.6.2
the provisions of any law affecting transfer have not been complied with; and

10.6.3
the instrument of transfer is not in respect of only one class of share.
10.7
If the directors refuse to register a transfer, a notice of the refusal shall, within thirty days after the date on which the instrument of transfer was lodged, be sent to the transferee and transferor.
10.8.1
All powers of attorney or other authorities granted by members for the purpose of transferring or accepting the transfer of shares, which may be lodged, produced or exhibited with or to the company at the place where the register of transfers relating to such shares is kept, shall, as between the company and the grantor of such powers or other authorities, be taken and deemed to continue and remain in full force and effect, and the company may allow the same to be acted upon until such time as express notice in writing of the revocation of the same shall have been given and lodged at the place aforesaid.
10.8.2
Even after the giving and lodging of such notice, the company shall be entitled to give effect to any instrument signed under the power of attorney and certified by any officer of the company as being valid before such notice was given and so lodged.
10.8.3
The company shall not be bound to allow an agent to act for a member or intending transferee of shares unless the original or a certified copy of such agent's authority is produced and filed with the company.
10.8.4
Nothing contained in the articles shall preclude the company from recognising a renunciation of the allotment of any share by the allottee in favour of some other person.
11
TRANSMISSION OF SHARES
11.1.1
Subject to any law relating to stamp duty, estate duty or other taxes, the executor or administrator of a deceased member (not being one of several joint holders) shall be the only person recognised by the company as having any right to a share registered in the name of such deceased member.
11.1.2
In the case of the death of any one or more of the joint holders of any share, the survivor or survivors, or if the joint holders died simultaneously, the executor of any holder registered in the register, shall be the only person or persons recognised by the company as having any title to or interest in such share.
11.2.1
Any person becoming entitled to a share in consequence of the legal incapacity of a member, or by any lawful means otherwise than by transfer in accordance with the articles -

11.2.1.1 may, on production of such evidence of his right, with the consent of the directors
(which they shall not be obliged to give) either be registered himself as a member in respect of such shares or elect to have some person nominated by him registered as the transferee thereof;
11.2.1.2 shall be entitled to the same dividends and other advantages to which he would be entitled if he were the registered holder of the share, except that he shall not be entitled in respect thereof to exercise any right conferred by membership in relation to meetings of the company until he has been registered as a member in respect of the share.
11.3 If the person so becoming entitled elects to -
11.3.1 be registered as a member himself, he shall notify the company accordingly in writing;
11.3.2 have his nominee registered as a member, he shall testify his election by executing a transfer form of such share, if applicable, in favour of his nominee.
11.4 All the limitations, restrictions and provisions of the articles relating to the right to transfer and the registration of shares, shall be applicable to any such notice of transfer or registration under this article as if the legal incapacity or other means had not occurred and the notice or transfer was a transfer executed.
11.5 A person who submits proof of his appointment as the executor, administrator, trustee, curator or guardian in respect of the estate of a deceased member of the company or the estate of a member whose estate has been sequestrated, or who is otherwise under a disability, shall be entered in the register of members of the company nomine officii, and shall thereafter for all purposes be deemed to be a member of the company.
12
SHARE WARRANTS
12.1.1 Subject to the provisions of the Act and any other provisions of the articles and of the memorandum, the company may issue share warrants.
12.1.2 For the purpose referred to in article 12.1.1, the directors, or any authorised local board or committee appointed by them, may -
12.1.2.1 issue warrants in respect of fully paid-up shares, other than uncertificated securities, stating that the bearer is entitled to the shares therein specified;

12.1.2.2
provide for the payment, by coupons or otherwise, of future dividends on the shares included in such warrants.
12.2
The directors may determine and from time to time vary -
12.2.1
the form, language and conditions upon which the warrants shall be issued;
12.2.2
the conditions upon which -
12.2.2.1
the bearer of a warrant shall be entitled to attend and vote at general meetings;
12.2.2.2
a warrant may be surrendered;
12.2.2.3
the name of the holder may be entered in the register of members in respect of the shares or stock specified therein.
12.3.1
Subject to the provisions of the articles, the bearer of a warrant shall be a full member of the company.
12.3.2
The holder of a warrant shall be subject to the provisions from time to time in force relating thereto, whether made before or after the issue of such warrant.
12.3.3
The directors may, on such terms and conditions as they think fit, authorise the issue of a new warrant or coupon in substitution for one proved to their satisfaction to have been destroyed, but not otherwise.
13
CONVERSION OF SHARES INTO STOCK
13.1
The company may from time to time by special resolution -
13.1.1
convert shares into stock;
13.1.2
reconvert any stock into shares of any denomination,
but no such conversion shall affect or prejudice any right or privilege attached to those shares or stock.
13.2.1
The holders of stock may transfer their respective interest therein, or any part of such interest, in such manner as the directors or the company in general meeting shall direct, but in default of any such directive, then in the same manner as and subject to the same terms applicable to the transfer of fully paid-up shares.

13.2.2
The directors may from time to time, as they deem fit, fix the minimum amount of stock transferable, which shall not exceed the nominal amount of the shares from which the stock arose, and direct that fractions of such minimum shall not be dealt with, but with authority, nevertheless, to waive such rules in any particular case.
13.3
The holders of stock shall, according to the amount of the stock held by them, have the same rights, privileges and advantages as regards participation in profits, voting at general meetings of the company and other matters as if they held the shares from which the stock arose, but no such privileges or advantage (except participation in the dividends and profits of the company)
shall be conferred by any such part of stock as would not, if existing in shares, have conferred that privilege or advantage.
13.4
All the provisions of the articles applicable to shares (other than those relating to share warrants and uncertificated securities) shall apply to stock.
14
INCREASE OF CAPITAL
14.1
The company may from time to time by special resolution increase its capital by such sum divided into shares of such amounts or where applicable may increase the number of its shares of no par value to such number as the special resolution shall prescribe.
14.2
The company may increase its share capital constituted by shares of no par value by transferring reserves or profits to the stated capital, with or without a distribution of shares.
14.3
Subject to any conditions of the creation or issue thereof, or of the articles, new shares shall be subject to the same provisions as to transfer, transmission and otherwise as the shares in the original capital.
15
CONSOLIDATION, SUBDIVISION AND CONVERSION OF CAPITAL
15.1
The company may from time to time by special resolution -
15.1.1
consolidate and divide all or any of its share capital into shares of a larger amount than its existing shares or consolidate and reduce the number of the issued shares of no par value;
15.1.2
increase the number of its issued no par value shares without an increase of its stated
capital;
15.1.3
subdivide its existing shares or any of them into shares of a smaller amount than is fixed by the memorandum provided that, subject to the provisions of the Act, the resolution whereby any share is subdivided may determine that as between the holders of the shares resulting from such subdivision, one or more of the shares may have any such preferred or other special rights, or may have such qualified or deferred rights or may be subject to such restriction as the company may attach to unissued or to new shares;
15.1.4
convert all of its ordinary or preference share capital consisting of shares having a par value into stated capital constituted by shares of no par value;
15.1.5
convert its stated capital constituted either by ordinary or preference shares of no par value into share capital consisting of shares having a par value;
15.1.6
convert any of its shares, whether issued or not, into shares of another class;
15.1.7
amend any rights attaching to any shares, whether issued or not, subject, in the case of any shares which have been issued, to the consent required from the holders of that class of shares.
15.2.1
Anything done in pursuance of the preceding article shall be done subject to -
15.2.1.1
the provisions of the Act; and/or
15.2.1.2
the terms of the special resolution authorising the same; and/or
15.2.1.3
insofar as article 15.2.1.1 or 15.2.1.2 is not applicable, such manner as the directors may direct.
15.2.2
When, as the result of any consolidation a fraction of a share is created, the directors -
15.2.2.1
may arrange for the consolidation of that share or fraction with any other share or fraction, or for the allotment or sale thereof;
15.2.2.2
may appoint a person to sell and transfer it;
15.2.2.3
shall pay the proceeds of such sale to the holders of the consolidated share pro rata to their shareholding.
15.2.3
When a fraction is sold in the manner set out in article 15.2.2, the person appointed in terms of article 15.2.2.2 shall for all purposes be deemed to be authorised to make such sale.

16

REDUCTION OF CAPITAL
16.1
The company may from time to time reduce its share capital, stated capital, any capital redemption fund or any share premium account in any manner permitted by law, and with, and subject to, the consent required by law. Without limiting the generality of the aforegoing, the company may by special resolution acquire shares issued by the company and may further acquire shares in its holding company or holding companies (if any) and allow any of its subsidiaries to acquire shares in the company.
16.2
Anything done in pursuance of the preceding article shall be done subject to and in accordance with –
16.2.1
the provisions of the Act; and
16.2.2
the terms of the special resolution authorising the same; and
16.2.3
the restrictions and procedures imposed by a stock exchange on which the company’s shares may be listed; and
16.2.4
insofar as articles 16.2.1, 16.2.2 or 16.2.3 are not applicable, such manner as the directors may direct.
17
MODIFICATION OF RIGHTS
17.1.1
If at any time the share capital is divided into different classes of shares, all or any of the special rights or privileges attached to any class of shares, including the par value of the shares, may -
17.1.1.1
only be varied or cancelled by special resolution and with -
17.1.1.1.1
the prior written consent of three-quarters of the holders of the issued shares of that class; or
17.1.1.1.2
the prior sanction of a resolution passed by three quarters of the holders of the shares of that class present or represented by proxy and voting at a separate general meeting;
17.1.1.2
be varied or cancelled as provided for in article 17.1.1.1, whether or not the company is being wound-up or a winding-up is contemplated.

17.1.2
Any shares not ranking pari passu in all respects with any other shares (as regards par value, rate of dividend, voting and any other term of issue) shall, for the purpose of this article, be deemed to constitute a separate class of shares.
17.1.3 To any such separate general meeting, the provisions of these articles relating to general meetings of the company shall mutatis mutandis apply, excepting that -
17.1.3.1 the necessary quorum shall be two persons (unless all the shares of that class are held by one person, in which case the quorum shall be one person) holding or representing by proxy not less than one-third of the issued shares of the class, provided that if at any adjourned meeting of such holders a quorum as above defined is not present, those members who are present in person or by proxy shall be a quorum;
17.1.3.2 any holder of shares of that class present in person or by proxy may demand a poll, and, on a poll, shall have one vote for each share of the class of which he is the holder.
17.2 The special rights attached to the shares of any class shall not, unless otherwise expressly provided by the conditions of issue of such shares, be deemed to be varied by the creation or issue of further shares -
17.2.1
ranking pari passu therewith; or
17.2.2 enjoying lesser rights,
and which do not have preference over the firstmentioned shares.
18
DISCLOSURE OF BENEFICIAL INTEREST
18.1 The company may by notice in writing require a member who the company knows or has reasonable cause to believe to have a beneficial interest in securities issued by the company, to confirm or deny whether or not such member holds a beneficial interest in such securities, and if the securities are held for another person, the person to whom the request is made shall disclose to the company the identity of the person on whose behalf that security is held.
18.2 A notice in terms of article 18.1 may, in addition, require the member to give particulars of the extent of the beneficial interest held during the three years preceding the date of the notice.
18.3 The information required in terms of article 18.1 shall be furnished within fourteen days from the date of receipt of such notice.

18.4 The company shall establish and maintain a register of the disclosures made in terms of this article 18 and shall publish in its annual financial statements a list of the persons who hold beneficial interests equal to or in excess of 5% (five per centum) of the total number of securities of that class issued by the company together with the extent of those beneficial interests.
18.5
The register envisaged in article 18.4 shall be open for inspection mutatis mutandis as if it were a register contemplated in Section 113 of the Act.
18.6 For purposes of this article 18-
18.6.1
“beneficial interest”, in relation to a security, means-
18.6.1.1 the right or entitlement to receive any dividend or interest payable in respect of that security; or
18.6.1.2 the right to exercise or cause to be exercised, in the ordinary course, any or all the floating, conversion, redemption or other rights attaching to such security, but does not include any interest held by a person in a unit trust or collective investment scheme in terms of the Unit Trusts Control Act, 1981;
18.6.2
“security” means-
18.6.2.1 any listed security as defined in Section 1 of the Stock Exchanges Control Act,
1985; and
18.6.2.2 any financial instrument which confers the right to convert such instrument into a listed security referred to in 18.6.2.1.
PART III – UNCERTIFICATED SECURITIES
19
DEMATERIALISATION
19.1 The company shall be entitled to allow the dematerialisation of any of its securities. Once such dematerialisation has been allowed -
19.1.1 any new securities that are issued may be issued in uncertificated form if so requested by the subscriber to those securities; or

19.1.2
members of the company shall be allowed to dematerialise securities already issued into uncertificated securities in such a way as may be prescribed by the directors from time to time.
19.2
Uncertificated securities that are dematerialised as contemplated in article 19.1.2 shall have the rights which attached to the securities prior to their dematerialisation.
20
SUB-REGISTER
20.1
The company shall enter into the register of members the total number of securities of each class held in uncertificated form.
20.2
A sub-register of names shall be administered and maintained by the Participant. The sub-
register shall contain the details required in terms of Sections 105 and 133 of the Act, provided that the sub-register shall not contain the name of any person on whose behalf the Participant holds the uncertificated securities as nominee.
20.3
Members shall be entitled to inspect the sub-register in accordance with Section 113 of the Act.
The company shall, within seven days of the date of a request for inspection, produce a sub-
register reflecting at least the details prescribed by Sections 105 and 133 of the Act as at the close of business on the day the request for inspection was made.
20.4
The company shall not be entitled to close the sub-register as contemplated in article 10.2.
21
TRANSFER OF UNCERTIFICATED SECURITIES
21.1
Ownership in uncertificated securities shall be transferred upon the debiting and crediting, respectively, of both the account in the sub-register from which the transfer is effected and the account in the sub-register to which the transfer is made. Only a Participant shall be entitled to effect such a transfer and it shall only be entitled to do so -
21.1.1
on receipt of an instruction to transfer that has been sent and properly authenticated in terms of the rules of the Central Securities Depository; or
21.1.2
in terms of an order of court.
21.2
Upon entry of the name of a person into the sub-register, that person shall become a member of the company and shall be recognised as such in respect of the uncertificated securities registered in his name.

21.3 Transfer of ownership and membership in accordance with articles 21.1 and 21.2 shall occur notwithstanding any fraud or illegality which may affect the uncertificated securities in respect of which the transfer was effected or which may have resulted in the transfer being effected, provided that a transferee who was party to or had notice of such fraud or illegality may not rely on the provisions of this article 21.3.
21.4 The company shall be liable to a Participant for the fee prescribed from time to time in terms of the provisions of the Act in respect of the transfer of ownership in uncertificated securities.
22
STATEMENTS
22.1 Each member shall be entitled to receive a regular statement from the Participant setting out the number and identity of the uncertificated securities held on behalf of that member. The statement shall be provided free of charge.
22.2 The company shall not be entitled to issue certificates evidencing or purporting to evidence title to uncertificated securities.
23
WITHDRAWAL OF UNCERTIFICATED SECURITIES
23.1 If a member wishes to withdraw all or part of his uncertificated securities held by the Participant and to obtain a certificate in respect of those uncertificated securities he must notify the
Participant thereof.
23.2 The Participant shall within seven days of receipt of the notification referred to in article 23.1, notify the company to provide a certificate and shall remove the uncertificated securities so withdrawn from the sub-register.
23.3 The company shall immediately upon receipt of the notification from the Participant enter the necessary details of the member and his shareholding into the register of certificated securities and indicate in the register of members that the uncertificated securities so withdrawn are no longer held in uncertificated form.
23.4 The company shall within fourteen days of receipt of the notice referred to in article 23.2, prepare and deliver to the relevant member a certificate, issued mutatis mutandis in accordance with the provisions of article 8, and notify the Central Securities Depository that those securities are no longer held in uncertificated form.

PART IV - MEETINGS OF MEMBERS
24
GENERAL MEETINGS
24.1
The company shall from time to time hold annual general meetings as provided in the Act.
24.2
Save as may be provided in the Act, members may not convene a general meeting of the company, except where all the directors have become incapacitated or have ceased to be directors, in which event two or more members may convene a general meeting on due notice to all members entitled thereto, and may recover the cost of so doing from the company.
24.3
The directors -
24.3.1
may, whenever they deem fit, convene a general meeting of the company;
24.3.2
shall convene a general meeting if requisitioned in terms of the Act.
24.4
Subject to the provisions of the Act -
24.4.1
all general meetings whether annual or otherwise;
24.4.2
all adjourned general meetings; and
24.4.3
all separate meetings of the holders of any class of shares, shall be held at such time and place as the directors shall appoint.
25
NOTICE OF GENERAL MEETINGS
25.1.1
Not less than twenty one clear days' notice shall be given of all annual general meetings or meetings called for the passing of a special resolution and not less than fourteen clear days' notice shall be given of any other general meeting -
25.1.1.1
in the manner hereinafter determined;
25.1.1.2
to such persons as are, in accordance with the provisions of the articles, entitled to receive notice of all meetings from the company.
25.1.2
A notice to any shareholder on any branch register may be given from the transfer office where that register is kept (whether simultaneously with notices sent from the office or other transfer offices or not).

25.1.3
The period of the notice shall be exclusive of the day -
25.1.3.1
on which it is served or deemed to be served; and
25.1.3.2
on which the meeting is to be held.
25.1.4
The notice shall specify the place, day and time of the meeting and, in the case of special business, the nature of such business.
25.1.5
Whenever notice of a meeting is given pursuant to this article, the company shall forward a copy thereof to the auditors of the company and to the manager or other appropriate officer of any stock exchange, if any, upon which any shares of the company are listed.
25.2
The accidental omission to give notice of a meeting to or, where applicable, to send an instrument of proxy therewith to, or the failure to receive a notice or proxy by, any person entitled thereto, or the late receipt thereof, shall not invalidate the proceedings at that meeting.
26
PROCEEDINGS AT GENERAL MEETINGS
26.1
The annual general meeting shall deal with and dispose of all matters prescribed by the Act, including the sanctioning or declaring of a dividend, the consideration of the annual financial statements, the election of directors and the appointment and remuneration of an auditor, and may deal with any other business laid before it. All business laid before any other general meeting shall be deemed special business.
26.2.1
Subject to the provisions of the Act, three members, of whom one must be a B shareholder, personally present and entitled to vote, shall be a quorum for a general meeting.
26.2.2
No business shall be transacted at any general meeting unless a quorum is present.
26.2.3
A corporate body, being a member of the company, and which is represented by a duly appointed representative, shall be deemed to be a member personally present for the purpose of this article.
26.3.1
If -
26.3.1.1
within ten minutes from the time appointed for the meeting; or
26.3.1.2
at any time during the course of the meeting,

a quorum is not present, the meeting, if convened upon the requisition of members, shall be dissolved.
26.3.2
In any other case if a quorum is not present it shall stand adjourned to a date not earlier than seven days and not later than twenty one days after the date of the meeting as the chairperson may determine, and at the same time and place or, if not possible, at such other time and/or place as the chairperson of the meeting shall appoint.
26.3.3
If at such adjourned meeting a quorum is not present within ten minutes from the time appointed for holding the meeting, the members who are present in person or by proxy and are entitled to vote shall be a quorum and may transact the business for which the meeting was called.
26.4.1
The chairperson (if any) of the board of directors, or, in his absence, the deputy chairperson (if any), shall preside as chairperson at every general meeting of the company.
26.4.2
If -
26.4.2.1
there is no such chairperson or deputy chairperson; or
26.4.2.2
at any meeting neither the chairperson nor the deputy chairperson is present within ten minutes after the time appointed for the meeting, or neither of them is willing to act as chairperson,
the directors present shall choose one of their number to at as such, but if only one director is present, he shall preside as chairperson if he is willing so to act.
26.4.3
In the absence of a chairperson in terms of article 26.4.1 or 26.4.2, the members present shall elect one of their number to act as chairperson.
26.5
The chairperson may, with the consent of a meeting at which a quorum is present (and shall if so directed by the meeting) adjourn the meeting from time to time and from place to place, but no business may be transacted at any adjourned meeting, except such business as may lawfully have been transacted at the meeting which was adjourned.
26.6
Where a meeting has been adjourned in terms of article 26.3 or 26.5 the company shall, upon a date not later than three days after the adjournment, publish in a newspaper circulating in the province where the registered office of the company is situate, a notice stating -
26.6.1
the date, time and place to which the meeting has been adjourned;

26.6.2
the matter before the meeting when it was adjourned; and
26.6.3
the ground for the adjournment.
26.7.1
At a general meeting a resolution put to the vote of the meeting shall be decided on a show of hands unless a poll is demanded before or immediately after the declaration of the result of the show of hands -
26.7.1.1
by the chairperson of the meeting; or
26.7.1.1.1
by not less than five members having the right to vote at the meeting; or
26.7.1.1.2
by a member or members representing not less than one-tenth of the total voting rights of all the members having the right to vote at the meeting; or
26.7.1.1.3
by a member or members entitled to vote at the meeting and holding in the aggregate not less than at least one-tenth of the issued share capital of the company.
26.7.2
Unless a poll is demanded and the demand is not withdrawn a declaration by the chairperson of the meeting that -
26.7.2.1
a resolution has been passed unanimously on a show of hands or by a particular majority; or
26.7.2.2
a resolution has not been passed by a particular majority, or rejected, and an entry to that effect in the minute book shall be conclusive evidence of that fact.
26.8
The result of a poll shall be deemed to be the resolution of the meeting at which the poll was held.
26.9
In the case of an equality of votes, whether on a show of hands or on a poll, the chairperson of the meeting shall have a second or casting vote.
26.10.1
A poll demanded in respect of any matter shall be taken at such time and place and in such manner as the chairperson of the meeting directs (but not later than thirty days after the poll was demanded).
26.10.2
Until such time as the poll is held, the meeting may proceed with any business, other than that upon which a poll was demanded.

26.11
The chairperson of a meeting may -
26.11.1
appoint any firm or persons to act as scrutineers for the purpose of checking the powers of attorney received and for counting the votes at the meeting; and
26.11.2
act on a certificate given by any such scrutineer without requiring production at the meeting of the forms of proxy or himself counting the votes.
26.12.1
If any votes were counted which ought not to have been counted or if any votes were not counted which ought to have been counted, the error shall not vitiate the resolution unless -
26.12.1.1
it is brought to the attention of the chairperson at the meeting; and
26.12.1.2
in the opinion of the chairperson of the meeting, it is of sufficient magnitude to vitiate the resolution.
26.12.2
Any objection to the admissibility of any vote (whether on a show of hands or on a poll)
shall be raised at the meeting or adjourned meeting -
26.12.2.1
at which the vote objected to was recorded; or
26.12.2.2
at which the result of the poll was announced,
and every vote not then disallowed shall be valid for all purposes. Any objection made timeously shall be referred to the chairperson of the meeting, whose decision shall be final and conclusive.
26.13
Even if he is not a member -
26.13.1
any director; or
26.13.2
the company's attorney (or where the company's attorneys are a firm or company, any partner or director thereof),
may attend and speak at any general meeting, but may not vote unless he is a member or the proxy or representative of a member or is entitled to a casting vote in terms of article 26.9.

27
VOTES OF MEMBERS
27.1.1
Subject to the provisions of the articles and to any special terms as to voting rights upon which any share may be issued or which may from time to time attach to a share, every member shall -
27.1.1.1
if the share capital is divided into shares of par value, be entitled to that proportion of the total votes in the company which the aggregate amount of the nominal value of the shares held by him bears to the aggregate amount of the nominal value of all the shares issued by the company;
27.1.1.2
if the share capital is divided into shares of no par value, be entitled to one vote in respect of each share he holds.
27.1.2
Notwithstanding the provisions of article 27.1.1, a member of the company present in person or, if the member is a body corporate, represented, at any meeting of the company shall on a show of hands have only one vote, irrespective of the number of shares he holds or represents.
27.2.1
Any body corporate holding shares conferring the right to vote may, by resolution of its directors or other governing body, appoint a person to act as its representative at any general meeting of the company or at any meeting of holders of any class of shares of the company.
27.2.2
Such representative shall be entitled to exercise the same rights on behalf of the body corporate which he represents as that body corporate could exercise if it were a natural person.
27.2.3
The directors may, but shall not be obliged to require proof to their satisfaction of the appointment or authority of such representative.
27.3
A person who is entitled to more than one vote need not cast all his votes, or cast them in the same manner.
27.4.1
Where two or more persons are registered as joint holders of a share, any one of them, whether in person or by proxy, may vote as if he is the sole holder thereof.
27.4.2
If more than one of such joint holders are present at a general meeting in person or by proxy, only that holder who is present whose name appears first in the register of members in respect of the share, may vote.

27.4.3 Where several persons are entitled to a share by transmission, they shall be deemed to be joint holders of the share.
27.5.1
The parent or guardian of a minor, and the curator bonis of a lunatic member, and also any person entitled under the transmission clause to transfer of any shares, may vote at any general meeting in respect thereof in the same manner as if he were the registered holder of those shares, provided that at least forty eight hours before the time of holding the meeting at which he proposes to vote, he shall satisfy the directors that he is such parent, guardian or curator or that he is entitled under the transmission clause to transfer of those shares, or that the directors have previously admitted his right to vote in respect of those shares.
27.5.2 Co-executors of a deceased member in whose name shares stand in the register of members shall, for the purposes of this article, be deemed to be joint holders of those shares.
28
PROXIES
28.1.1 The appointment of a proxy shall be in writing under the hand of the person making such appointment or his agent, duly authorised in writing.
28.1.2 If the appointer is a body corporate, the power of attorney shall be signed in the manner which and by the person who binds that body corporate.
28.1.3 The agent under a power of attorney of a member is entitled, if so authorised by the power of attorney, to vote on behalf of and represent such member at any meeting of the company.
28.2 A proxy need not be a member of the company. A member may appoint more than one proxy to act on his behalf on the same occasion.
28.3.1 The directors may, if they think fit, send out with the notice of any meeting, forms of proxy for use at the meeting.
28.3.2 Every instrument of proxy, whether for a specified meeting or otherwise, shall be in the form or to the effect of the following, or in such other form as the directors may approve, in either case under the heading of or referring to the company's name:
"I/We

being the holder/s of
ordinary shares in the company, hereby appoint (see
Note 1)
1.
failing him/her,
2. failing him/her,
the chairman of the annual general meeting,
as my/our proxy to attend, speak and vote for me/us on my/our behalf or to abstain from voting at the annual general meeting of the company and at any adjournment thereof, as follows (see Note 2):
Insert an “X” or the number of votes exercisable (one vote
per share)
In favour of
Against
Abstain
1. Approval of annual financial
statements
2. Approval of directors' remuneration
3. Election of directors
4.1 Special Resolution Number 1
4.2 Special Resolution Number 2
4.3 Special Resolution Number 3
Signed at
on
Signature/s
Assisted by me
(where applicable)
Notes
1
A member entitled to attend and vote at the annual general meeting is entitled to appoint one or more proxies to attend, speak and vote in his/her stead. A proxy need not be a member of the company.
2
Every member present in person or by proxy and entitled to vote at the annual general meeting of the company shall, on a show of hands, have one vote only, irrespective of the number of shares such member holds, but in the event of a poll, every share shall be entitled to that proportion of the total votes in the company which the aggregate amount of the nominal value of the shares held by him bears to the aggregate amount of the nominal value of all the shares issued by the company."
28.4.1
Any power of attorney and any instrument appointing a proxy and the power of attorney or other authority (if any) under which it is signed, or a notarially certified copy of such power of attorney shall be deposited at the office of the company or at such other place within South Africa as is specified for that purpose in the notice convening the meeting, not less than forty eight hours (excluding Saturdays, Sundays and public holidays) before the time appointed for holding -
28.4.1.1
the meeting or adjourned meeting at which the person named in such instrument proposes to vote;
28.4.1.2
a poll, where a poll is to be held after a meeting or adjourned meeting.
28.4.2
If the power of attorney or other instrument of proxy is not deposited timeously, it shall not be treated as valid, provided that if the member granting a power of attorney or a proxy is registered in a branch register kept at any branch or other office outside South
Africa, any instrument appointing a proxy and any power of attorney or other authority may be validly deposited as set out in article 28.4.1 at the office at which he is registered.
28.4.3
Unless specifically otherwise stated in the proxy no instrument appointing a proxy shall be valid after the expiration of six months from the date thereof except at a poll demanded at a meeting originally held within the six months after the date of such instrument, or at an adjourned meeting of a meeting held within such period.
28.5
If a branch register is kept at a branch or other office of the company outside South Africa, it shall not be necessary for any power of attorney or any instruments appointing proxies, and the powers of attorney or other authorities (if any) under which they are signed, relating to members registered on such branch register, to be received at the office of the company designated in the notice convening the meeting before the time appointed for the meeting, provided that the secretary or other officer of the company at that branch or other office outside South Africa shall communicate to the office by such means as the directors may from time to time direct, a summary of all the votes for and against each resolution as appears from the valid proxies duly received by him, and so that such communication shall be received before the time appointed for the meeting to commence.
28.6
A vote by virtue of a power of attorney or an instrument of proxy shall be valid notwithstanding the previous legal incapacity of the principal or revocation of the power of attorney or instrument of proxy or the transfer of the share in respect of which the vote is cast, unless an intimation in writing of such legal incapacity, revocation or transfer is received by the company at the office at which such power or instrument is registered, not less than twenty four hours before commencement of the meeting or the taking of the poll at which the instrument of proxy is used.
28.7
Every bearer of a share warrant shall be entitled to take part in general meetings and vote thereat in person or by proxy, subject to the conditions prescribed from time to time by the directors.
PART V - DIRECTORS
29
COMPOSITION
29.1.1
The number of the directors shall not be less than four and not be more than fifteen or such other number as the directors may from time to time determine.
29.1.2
The directors shall have the power to appoint further directors, provided that-
29.1.2.1
the total number of directors will not exceed the maximum number set out in article
29.1.1; and
29.1.2.2
no appointment in terms of this article 29.1.2 shall be valid unless at least two thirds of the directors of the company at the time approve such appointment.
29.1.3
A director shall not be required to hold any qualifying shares.
29.2.1
The directors shall be entitled to such remuneration as the company in general meeting may from time to time determine, which remuneration shall be divided among the directors in such proportions as they may agree, or in absence of such agreement, equally, except that in such event any director holding office for less than a year shall only rank in such division in proportion to the period during which he has actually held office.
29.2.2
Such remuneration shall accrue to the directors from day to day.
29.2.3
Any director who -
29.2.3.1
serves on any executive or other committee; or
29.2.3.2
devotes special attention to the business of the company; or
29.2.3.3
goes or resides outside South Africa for the purpose of the company; or

29.2.3.4
otherwise performs or binds himself to perform services which, in the opinion of the directors, are outside the scope of the ordinary duties of a director, may be paid such extra remuneration or allowance in addition to or in substitution of the remuneration to which he may be entitled as a director, as a disinterested quorum of the directors or a remuneration committee appointed by the board may from time to time determine.
29.2.4
The directors shall also be paid all their travelling and other expenses necessarily expended by them in connection with -
29.2.4.1
the business of the company; and
29.2.4.2
attending meetings of the directors or of committees of the directors or of the company.
29.3
Without prejudice to any contrary provisions in the articles, a director shall vacate his office if -
29.3.1
his estate is sequestrated or he surrenders his estate or enters into a general compromise with his creditors;
29.3.2
he is found to be or becomes of unsound mind;
29.3.3
a majority of his co-directors sign and deposit at the office a written notice wherein he is requested to vacate his office, which shall become operative on deposit at the office (but without prejudice to any claim for damages);
29.3.4
he is removed by a resolution of the company of which proper notice has been given in terms of the Act (but without prejudice to any claim for damages);
29.3.5
he is, pursuant to the provisions of the Act or any order made thereunder, prohibited from acting as a director;
29.3.6
he resigns his office by notice in writing to the company; or
29.3.7.1
he is absent from meetings of the directors for six consecutive months without leave of the directors while not engaged in the business of the company; and
29.3.7.2
he is not represented at any such meetings during such six consecutive months by an alternate director; and

29.3.7.3
the directors resolve that his office be, by reason of such absence, vacated, provided that the directors shall have power to grant to any director leave of absence for a definite or indefinite period.
29.4
A director may hold any other office or place of profit under the company (except that of auditor) or any subsidiary of the company in conjunction with his office of director, for such period and on such terms as to remuneration (in addition to the remuneration to which he may be entitled as a director) and otherwise as a disinterested quorum of the directors or a remuneration committee appointed by the board may determine.
29.5
A director of the company may be or become a director or other officer of, or otherwise interested in, any company promoted by the company or in which the company may be interested as shareholder or otherwise and (except insofar as otherwise decided by the directors)
he shall not be accountable for any remuneration or other benefits received by him as a director or officer of or from his interest in such other company.
29.6
Any director may act personally or through his firm in a professional capacity for the company
(otherwise than as auditor) and he or his firm shall be entitled to remuneration for professional services rendered as if he were not a director.
29.7
A director who is in any way, whether directly or indirectly, interested in a contract or arrangement or proposed contract or arrangement with the company, shall declare the nature of his interest in accordance with the Act.
29.8.1
No director or intending director shall be disqualified by his office from contracting with the company with regard to -
29.8.1.1
his tenure of any other office or place of profit under the company or in any company promoted by the company or in which the company is interested;
29.8.1.2
professional services rendered or to be rendered by such director;
29.8.1.3
any sale or other transaction.
29.8.2
No such contract or arrangement entered into by or on behalf of the company in which any director is in any way interested is voidable solely by reason of such interest.
29.8.3
No director so contracting or being so interested shall be liable to account to the company for any profit realised by any such appointment, contract or arrangement by reason of his office as director or of the fiduciary relationship created thereby.

29.9
A director may not vote nor be counted in the quorum (and if he shall do so his vote shall not be counted) on any resolution for his own appointment to any other office or place of profit under the company or in respect of any contract or arrangement in which he is interested, provided that this prohibition shall not apply to -
29.9.1
any arrangement for giving to any director any security or indemnity in respect of money lent by him to or obligations undertaken by him for the benefit of the company; or
29.9.2
any arrangement for the giving by the company of any security to a third party in respect of a debt or obligation of the company which the director has himself guaranteed or secured; or
29.9.3
any contract by a director to subscribe for or underwrite shares or debentures of the company; or
29.9.4
any contract or arrangement with a public company in which he is interested by reason only of being a director, officer, creditor or member of such legal person, and these provisos may at any time be suspended or relaxed either generally, or in respect of any particular contract or arrangement, by the company in general meeting.
29.10.1
A contract which violates the terms of article 29.9 can be ratified by the company in general meeting.
29.10.2
The terms of article 29.9 shall not prevent a director from voting as a member at a general meeting at which a resolution in which he has a personal interest is tabled.
29.11.1
The directors may exercise the voting powers conferred by the shares held or owned by the company in any other company in such manner in all respects as they think fit, including the exercise thereof in favour of any resolution appointing themselves or any of them to be directors or officers of such other company or for determining any payment of or remuneration to the directors or officers of such other company.
29.11.2
A director may vote in favour of a resolution referred to in article 29.11.1 for the exercise of the voting rights in the manner described in article 29.11.1 notwithstanding that he may be, or is about to become, a director or other officer of such other company and for that or any other reason may be interested in the exercise of such voting rights in the manner aforesaid.

30
ALTERNATE DIRECTORS
30.1 A director may -
30.1.1 appoint another director or any person approved for that purpose by a resolution of the directors to act as alternate director in his place and during his absence;
30.1.2 remove such alternate director.
30.2 A person so appointed shall, except as regards authority to appoint an alternate director and remuneration, be subject in all respects to the terms and conditions existing in respect of the other directors of the company.
30.3 Each alternate director, whilst so acting, shall be entitled to -
30.3.1 receive notices of all meetings of the directors or of any committee of the directors of which his appointer is a member;
30.3.2 attend and vote at any such meeting at which his appointer is not personally present;
30.3.3 generally exercise and discharge all the functions, powers and duties of his appointer in such appointer's absence as if he were a director.
30.4 Any director acting as alternate director shall in addition to his own vote have a vote for each director for whom he acts as alternate.
30.5
An alternate director shall ipso facto cease to be an alternate director if his appointer ceases for any reason to be a director, provided that if any director retires by rotation or otherwise, but is re-elected at the same meeting, any appointment made by him pursuant to this article which was in force immediately before his retirement shall remain in force as though he had not retired.
30.6 In the event of the disqualification or resignation of any alternate director during the absence or inability to act of the director whom he represents, the vacancy so arising shall be filled by the chairperson of the directors who shall nominate a person to fill such vacancy, subject to the approval of the board.
30.7 Any appointment or removal of an alternate director shall be effected by written notice delivered at the office and signed by the appointer.
30.8 The remuneration of an alternate director shall be payable only out of the remuneration payable to the director whose alternate he is and he shall have no claim against the company for any remuneration.

30.9
An alternate director shall not be required to hold any qualifying shares.
31
RETIREMENT OF DIRECTORS BY ROTATION
31.1.1
All the directors shall retire at the first annual general meeting and, subject to article 36 hereof, at every annual general meeting thereafter, one-third of the directors for the time being or if their number is not a multiple of three, then the number nearest to but not less than one-third shall retire from office.
31.1.2
The directors so to retire shall be those who have been longest in office since their last election, but in the case of persons who became directors on the same day, those to retire shall (unless they otherwise agree among themselves) be determined by lot.
31.1.3
Notwithstanding anything herein contained, if at the date of any annual general meeting any director shall have held office for a period of three years since his last election or appointment, he shall retire at such meeting either as one of the directors to retire by rotation or in addition thereto.
31.1.4
The length of time a director has been in office shall be computed from his last election, appointment or date upon which he was deemed re-elected.
31.1.5
A director retiring at a meeting shall retain office until the election of directors at that meeting has been completed.
31.2.1
Retiring directors shall be eligible for re-election.
31.2.2
No person, other than a director retiring at the meeting shall, unless recommended by the directors, be eligible for election to the office of a director at any general meeting, unless -
31.2.2.1
not more than twenty eight, but at least seven clear days before the day appointed for the meeting, there shall have been delivered at the office of the company a notice in writing by a member (who may also be the proposed director) duly qualified to be present and to vote at the meeting for which such notice is given;
31.2.2.2
such notice sets out the member's intention to propose a specific person for election as director; and
31.2.2.3
notice in writing by the proposed person of his willingness to be elected is attached thereto (except where the proposer is the same person as the proposed).

31.3
Subject to the preceding article, the company may at the meeting at which a director retires, fill the vacated office by electing a person thereto and in default the retiring director, if willing to continue to act, shall be deemed to have been re-elected, unless -
31.3.1
it is expressly resolved at such meeting not to fill such vacated office; or
31.3.2
a resolution for the re-election of such director was put to the meeting and rejected.
31.4.1
A person appointed by the directors as a director in terms of article 29.1.2-
31.4.1.1
shall retire at the following annual general meeting;
31.4.1.2
shall not be considered in determining the directors to retire by rotation;
31.4.1.3
shall be eligible for re-election.
31.4.2
If the number of directors should become less than the permissible minimum in terms of the articles, the remaining directors may only act -
31.4.2.1
to fill any vacancies on the board of directors; or
31.4.2.2
to convene general meetings.
31.4.3
If the company in general meeting increases or reduces the number of directors, it may also determine in what rotation such increased or reduced number is to retire.
32
POWERS OF DIRECTORS
32.1.1
The management and control of the business of the company shall be vested in the directors who, in addition to the powers and authorities expressly conferred upon them by the articles, may exercise all powers and authorities and perform all acts which may be exercised or done by the company, and are not hereby or by the Act expressly reserved to the company in general meeting.
32.1.2
Such management and control may not be inconsistent with the articles nor with the provisions of the Act.
32.1.3
The general powers granted in terms of this article shall not be limited or restricted by any special authority or power given to the directors by any other article.
32.2
The directors may -

32.2.1
in their discretion arrange that any branch of the business carried on by the company or any other business in which the company may be interested, shall be carried on by or through one or more subsidiary companies;
32.2.2
make such arrangements on behalf of the company as they think advisable -
32.2.2.1
for taking the profits or bearing the losses of any such branch or business; or
32.2.2.2
for financing, assisting or subsidising any such subsidiary company; or
32.2.2.3
for guaranteeing its contracts, obligations or liabilities.
32.3
The directors may -
32.3.1
establish any contributory or non-contributory pension, retirement, provident, medical or other funds for the benefit of; and
32.3.2
pay on behalf of the company a gratuity or pension or allowance on retirement or other benefit to,
any director or ex-director or other officer or employee of the company, its holding or subsidiary company (if any), whether or not he has held any other salaried office with the company, or to his widow or dependants, and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance or life assurance or other benefits, subject to the provisions of the Act.
32.4
The directors may -
32.4.1
take all steps that may be necessary or expedient and incur any liability in order to enable the shares or debentures of the company to be -
32.4.1.1
negotiable in South Africa or elsewhere;
32.4.1.2
recognised by and quoted on any stock exchange in South Africa or elsewhere;
32.4.2
pay all taxes, duties, fees, expenses or other amounts which may be payable in relation to the matters referred to in article 32.4.1.
32.5
Save as otherwise expressly provided by the articles, all cheques, promissory notes, bills of exchange and other negotiable or transferable instruments and all documents to be executed by the company, shall be signed, drawn, accepted, endorsed or executed as the case may be in such manner as the directors shall from time to time determine.
33
BORROWING POWERS
33.1
Subject to the provisions of article 33.3 the directors may from time to time -
33.1.1
borrow for the purpose of the company such sums as they think fit;
33.1.2
secure the payment or repayment of any such sums or any other sum, as they think fit, whether by the creation and issue of debentures, mortgage or charge upon all or any of the property or assets of the company;
33.1.3
make such regulations regarding the transfer of debentures, the issue of certificates therefor (subject to article 8 hereof) and all such other matters incidental to debentures as the directors think fit.
33.2
No special privileges as to -
33.2.1
allotment of shares in the company; or
33.2.2
the attending and voting at general meetings; or
33.2.3
the appointment of directors,
or otherwise, shall be given to the holders of debentures of the company save with the sanction of the company in general meeting.
33.3
The directors shall procure (but as regards subsidiaries of the company only insofar as by the exercise of voting and other rights or powers of control exercisable by the company they can procure) that the aggregate principal amount at any one time outstanding in respect of moneys so borrowed or raised by -
33.3.1
the company; and
33.3.2
all the subsidiaries for the time being of the company (excluding moneys borrowed or raised by any of such companies from any other of such companies but including the principal amount secured by any outstanding guarantees or suretyships given by the company or any of its subsidiaries for the time being for the share capital or indebtedness of any other company or companies whatsoever and not already included in the aggregate amount of the moneys so borrowed or raised),

shall not exceed the aggregate amount at that time authorised to be borrowed or secured by the directors of the company's holding company (if any) in respect of that holding company and all the then subsidiaries of that holding company, provided that no such sanction shall be required to the borrowing of any moneys intended to be applied and actually applied within ninety days in the repayment (with or without any premium) of any moneys then already borrowed and outstanding and notwithstanding that new borrowing may result in the abovementioned limit being exceeded.
34
LOCAL BOARDS, AGENTS AND COMMITTEES OF THE BOARD
34.1
The directors may -
34.1.1
establish any local boards or agencies in South Africa or elsewhere for managing any of the affairs of the company;
34.1.2
appoint persons to be members of such local boards, managers or agents;
34.1.3
fix the remuneration of such persons;
34.1.4
delegate to any local board, manager or agent any of the powers, authorities and discretions vested in the directors with power to sub-delegate;
34.1.5
authorise the members of any local board or any of them to fill any vacancies, and to act despite any vacancy;
34.1.6
remove any person so appointed and annul or vary any such delegation, subject to such terms and conditions as the directors may think fit, but no person dealing in good faith and without notice of the annulment or variation referred to in article 34.1.6 shall be affected thereby.
34.2.1
The directors may by power of attorney appoint any company, firm or person or any fluctuating body of persons, whether nominated directly or indirectly by the directors, to be the attorney or agent of the company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the directors in terms of the articles) and for such period and subject to such terms and conditions as they may think fit.
34.2.2
Any such power of attorney may contain such provisions for the protection and convenience of persons dealing with any such agent as the directors may think fit.

34.2.3
The directors may also authorise any such agent to sub-delegate any of his powers, authorities and discretions.
34.3.1
The directors may delegate any of their powers to an executive or other committee, whether consisting of a member or members of their body or not as they think fit.
34.3.2
Any committee so formed shall, in the exercise of the powers so delegated, conform to any regulations authorising the appointment of sub-committees that may from time to time be prescribed by the directors.
35
DUTIES OF DIRECTORS TO KEEP MINUTES
35.1
The directors shall cause minutes to be made of -
35.1.1
all appointments of officers made by the directors;
35.1.2
the names of the directors present at each meeting of the directors;
35.1.3
all resolutions and proceedings at each meeting of the company or any class of members of the company;
35.1.4
all resolutions passed by the directors under article 37.6,
and of all meetings of the directors.
35.2
Minutes of any resolutions and proceedings mentioned in article 35.1 appearing in one of the minute books of the company, shall be proof of the facts therein stated if signed by -
35.2.1
any person purporting to be the chairperson of the meeting to which it relates; or
35.2.2
any person present at the meeting and appointed by the directors to sign in the chairperson's stead; or
35.2.3
the chairperson of a subsequent meeting of the directors.
35.3
Any extracts from or copy of those minutes purporting to be signed by -
35.3.1
the chairperson of that meeting; or
35.3.2
any director; or
35.3.3
the secretary,

shall be prima facie proof of the facts therein stated.
36
EXECUTIVE DIRECTORS
36.1 The directors may from time to time appoint -
36.1.1 managing and other executive directors (with or without specific designation) of the company;
36.1.2 any director to any other executive office with the company, as the directors shall think fit, for a period as the directors shall think fit, and may from time to time remove or dismiss such persons from office and appoint another or others in his or their place or places.
36.2.1 Any director appointed in terms of article 36.1 -
36.2.1.1 shall (subject to the provisions of the contract under which he is appointed) whilst he continues to hold that position or office, be subject to retirement by rotation; and
36.2.1.2 shall not, during the currency of such appointment, be taken into account in determining the directors to retire by rotation; and
36.2.1.3 shall be subject to the same provisions as to removal as the other directors of the company, and if he ceases to hold office as a director, his appointment to such position or executive office shall ipso facto terminate, without prejudice to any claims for damages which may accrue to him as a result of such termination.
36.2.2 If the provisions regarding the retirement of directors by rotation apply, only a minority of the directors may be so appointed on the basis that they shall not be subject to retirement by rotation.
36.3 The remuneration of a director appointed to any position or executive office in terms of article
36.1-
36.3.1 shall be determined by a disinterested quorum of the directors or a remuneration committee appointed by the directors;
36.3.2 shall be in addition to or in substitution of any ordinary remuneration as a director of the company, as the directors may determine;

36.3.3
may consist of a salary or a commission on profits or dividends or both, as the directors may direct.
36.4
The directors may -
36.4.1
from time to time confer upon a director appointed to any position or executive office in terms of article 36.1 any or all powers exercisable under the articles by the directors;
36.4.2
confer such powers for such time and to be exercised for such objects and purposes and upon such terms and conditions and with such restrictions, as they think expedient;
36.4.3
confer such powers with or to the exclusion of or in substitution for any powers of the directors;
36.4.4
from time to time revoke, withdraw or vary such powers.
37
PROCEEDINGS OF DIRECTORS AND COMMITTEES
37.1.1
The directors may meet for the despatch of business, adjourn, and otherwise regulate their meetings as they think fit.
37.1.2
Until otherwise determined by the directors, three directors shall form a quorum.
37.1.3
The chairperson may at any time, and the secretary, upon the request of a director shall at any time, convene a meeting of the directors.
37.1.4
The directors shall determine the number of days' notice to be given for directors'
meetings, and the form of that notice.
37.2
The directors in office may act notwithstanding any vacancy in their body, but if and so long as their number is below the minimum number fixed in accordance with the articles, they may act only for the purpose of filling up vacancies in their body or of summoning general meetings of the company, but not for any other purpose.
37.3.1
The directors may -
37.3.1.1
elect a chairperson and up to two deputy chairpersons (to act in the absence of the chairperson) of their meetings;
37.3.1.2
determine the period for which they are to hold office, which period shall not exceed five years.

37.3.2
If no chairperson or deputy chairperson is elected, or if at any meeting the chairperson or deputy chairperson is not present within five minutes after the time appointed for holding the meeting, the directors present shall choose one of their number to be chairperson at such meeting.
37.4.1
All issues arising at any meeting shall be decided by a majority of votes.
37.4.2
In case of an equality of votes the chairperson shall have a second or casting vote.
37.5
A meeting of the directors at which a quorum is present shall be entitled to exercise all or any of the powers, authorities and discretions conferred by or in terms of the articles or which are vested in or are exercisable by the directors generally.
37.6.1
A resolution in writing signed by all the directors shall be as valid and effectual as a resolution passed at a meeting of the directors duly called and constituted.
37.6.2
Such resolutions -
37.6.2.1
may consist of one or more documents so signed;
37.6.2.2
shall have regard to the provisions of Section 236 of the Act;
37.6.2.3
shall be delivered to the secretary without delay, and shall be recorded by him in the company's minute book.
37.6.3
Such resolution shall be deemed to have been passed on the day it was signed by the last director or alternate director who is entitled to sign it.
37.6.4
A resolution referred to in article 37.6.1 which is not signed by all the directors or their alternates, shall be inoperative until confirmed by a meeting of directors.
37.7
The meetings and proceedings of any committee consisting of two or more directors shall be governed by the provisions hereof in regard to meetings and proceedings of the directors so far as the same are applicable thereto and are not superseded by any regulations made by the directors.
37.8
All acts performed by the directors or by a committee of directors or by any person acting as a director or a member of a committee shall, notwithstanding that it may afterwards be discovered that there was some defect in the appointment of the directors or other persons acting as aforesaid, or that any of them were disqualified from or had vacated office, be as valid as if every such person had been duly appointed and was qualified and had continued to be a director or member of such committee.
38
INDEMNITY
38.1
Every director, manager, secretary, auditor and officer of the company shall be indemnified out of the funds of the company against -
38.1.1
all liabilities incurred by him in that capacity;
38.1.2
expenditure incurred by him in defending any proceedings, whether civil or criminal relating to the affairs of the company, in which judgement is given in his favour, or in which he is acquitted; or
38.1.3
costs in connection with any application under Section 248 of the Act in which relief is granted to him by the Court.
38.2
Every such person shall be indemnified by the company against all costs, losses and expenses for which any such person may become liable by reason of -
38.2.1
any contract entered into; or
38.2.2
any act done by him,
in his capacity as director, secretary, manager, auditor or officer of the company or in any way in the discharge of his duties.
PART VI - PROFIT
39
DIVIDENDS
39.1
Subject to the provisions of the Act, the company in general meeting or the directors may from time to time declare a dividend.
39.2.1
No dividend shall be declared or paid otherwise than in accordance with the provisions of the Act and no dividend shall bear interest against the company except as otherwise provided under the conditions of issue of the shares in respect of which such dividend is payable.
39.2.2
Dividends may be declared either free of or subject to the deduction of income tax and any other tax or duty in respect of which the company may be chargeable.

39.3.1
The directors may from time to time declare and pay to the members such interim dividends as the directors consider to be justified.
39.3.2
The directors may also pay the fixed dividend payable on any share of the company bearing a fixed dividend half-yearly or on fixed dates, as the directors may deem fit.
39.4
Unless otherwise determined by the directors, dividends shall be declared payable to members registered as such on a date at least fourteen days after the date of the declaration of the dividend.
39.5
No larger dividend shall be declared by the company in general meeting than is recommended by the directors, but the company in general meeting may declare a smaller dividend.
39.6
All unclaimed dividends may be invested or otherwise made use of by the directors for the benefit of the company until claimed, provided that dividends unclaimed for a period of three years from the date on which they were declared may be declared forfeited by the directors for the benefit of the company.
39.7.1
Any dividend, interest or other sum payable in cash to the holder of a share may be paid by cheque or warrant sent by post, addressed to -
39.7.1.1
the holder at his registered address; or
39.7.1.2
in the case of joint holders, the holder whose name stands first in the register in respect of the share, at his registered address; or
39.7.1.3
such person and at such address as the holder or joint holders may in writing direct.
39.7.2
Every such cheque or warrant shall -
39.7.2.1
be made payable to the order of the person to whom it is addressed;
39.7.2.2
be sent at the risk of the holder or joint holders.
39.7.3
The company shall not be responsible for the loss in transmission of any cheque or warrant or of any document (whether similar to a cheque or warrant or not) sent by post as aforesaid.
39.7.4
A holder or any one of two or more joint holders, or his or their agent duly appointed in writing, may give valid receipts for any dividends or other moneys paid in respect of a share held by such holder or joint holders.

39.7.5
When such cheque or warrant is paid, it shall discharge the company of any further liability in respect of the amount concerned.
39.7.6
A dividend may also be paid in any other way determined by the directors, and if the directives of the directors in that regard are complied with, the company shall not be liable for any loss or damage which a member may suffer as a result thereof.
39.8.1
Any dividend may be paid wholly or in part -
39.8.1.1
by the distribution of specific assets; or
39.8.1.2
by the issue of paid-up shares or debentures of the company or of any other company; or
39.8.1.3
in cash,
or in any other way which the directors or the company in general meeting may at the time of declaring the dividend determine.
39.8.2
Where any difficulty arises in regard to such payment or distribution, the directors may settle that difficulty as they think expedient and in particular may fix the value which shall be placed on such specific assets on distribution.
39.8.3
The directors may -
39.8.3.1
determine that cash payments shall be made to any member on the basis of the value so fixed in order to secure equality of distribution;
39.8.3.2
vest any such assets in trustees upon such trusts for the benefit of the persons entitled to the dividend as the directors deem expedient.
39.9.1
The directors may from time to time make such regulations as they may think fit regarding the payment of dividends to members having registered addresses outside South
Africa.
39.9.2
Such regulations may provide for the payment of such dividends in any foreign currency, the rate of exchange at which such payment shall be made and any other similar matters.

40
PAYMENTS TO MEMBERS
40.1 The company may subject to the provisions of the Act make payments of whatever nature to its members.
40.2
The provisions of article 39 regarding methods of payment shall apply mutatis mutandis to any payments made in terms of this article 40.
41
RESERVES
41.1 The directors may, before recommending any dividend, whether preferential or otherwise, or any other payment to members, set aside out of the profits of the company such sums as reserves as they think proper.
41.2 Such reserves may at the discretion of the directors be applied for any permissible purpose and until so applied, may, at the like discretion -
41.2.1 be employed in the business of the company without being separated from the other assets of the company; or
41.2.2 be invested.
41.3 The directors may in their sole discretion carry forward any profits which they may think prudent not to distribute, without placing the same to reserve.
41.4 The directors may -
41.4.1 divide any such reserve into any such funds as they may deem fit;
41.4.2 consolidate such funds or any part thereof in one fund.
42
CAPITALISATION
The company in general meeting may upon the recommendation of the directors -
42.1 at any time resolve that it is desirable to capitalise all or any part of the amount then standing to the credit of -
42.1.1 any of the company's reserves; or
42.1.2 any share premium account or capital redemption reserve fund; or

42.1.3
the income statement,
otherwise available for distribution and not required for the payment of the fixed dividends on any preference shares of the company;
42.2
resolve that such amount be appropriated for distribution among the members or any class of members in the same ratio as they would be entitled thereto if distributed by way of dividend on the basis that it shall not be paid in cash but shall be applied in paying up in full unissued shares or debentures then to be allotted and issued, credited as fully paid-up to such members (to which resolution the directors shall give effect).
43
DIRECTORS' POWERS ON CAPITALISATION OR DISTRIBUTION
43.1
If any difficulty arises in regard to any distribution under any of the four preceding articles, the directors may settle the same as they deem fit.
43.2
The directors are generally authorised to do all acts and things required to give effect to the provisions of articles 39, 40, 41 and 42, whether by -
43.2.1
providing that fractions shall be ignored altogether; or
43.2.2
payment in cash or otherwise, as the directors think fit, in the case of shares or debentures distributable in fractions.
43.3
The directors may also appoint any person to enter, on behalf of all members entitled to the benefit of such appropriations and applications or to participate in such distributions, into any contract requisite for giving effect thereto, and such appointment and contract shall be binding on all such members.
44
PRE-ACQUISITION PROFITS
44.1
Where any asset, business or property is bought by the company as from a past date upon the terms that the company shall as from that date take the profits and bear the losses thereof, such profits or losses (as the case may be) shall -
44.1.1
at the discretion of the directors; and
44.1.2
so far as the law allows,
be credited or debited wholly or in part to a revenue account.

44.2
The amount so credited or debited shall, for the purposes of ascertaining the amount available for dividends, be treated as a profit or loss arising from the business of the company and the amount available for dividends shall be adjusted accordingly.
PART VII - FINANCIAL REPORTING
45
ACCOUNTING RECORDS
45.1
The directors shall cause to be kept such accounting records as are prescribed by the Act.
45.2
The accounting records shall be kept at the office or (subject to the provisions of the Act) at such other place as the directors think fit, and shall at all times be open to inspection by the directors.
45.3.1
A copy of all financial statements (including every document required by law to be annexed thereto) which are to be laid before the company in annual general meeting, together with copies of the directors' and auditors' reports, shall be delivered or sent by post to the registered address of each member or holder of debentures, and to every person entitled to a notice of the general meeting.
45.3.2
Where applicable, such number of copies of the documents referred to in article 45.3.1 shall be forwarded to the secretary or other proper officer of any stock exchange on which any shares of the company are listed as may be required under that stock exchange's regulations or practice.
45.3.3
The documents referred to in article 45.3.1 shall be sent at least twenty one days before such annual general meeting.
45.3.4
The documents referred to in article 45.3.1 need not be sent to -
45.3.4.1
any person who is not entitled to receive notice of general meetings of the company or whose address is not known to the company; or
45.3.4.2
more than one of the joint holders of any shares or debentures.
46
AUDITORS
46.1
Auditors shall be appointed and their duties regulated in accordance with the provisions of the
Act.

46.2
Subject to the provisions of the Act, all acts done by any person acting as auditor shall be valid against all persons dealing in good faith with the company, notwithstanding any defect in his appointment.
46.3
All accounts when audited and approved by an annual general meeting shall be deemed conclusively correct and shall not be re-opened.
47
SUBSIDIARY COMPANIES
If the company is a holding company, unless the directors decide otherwise, the directors' report attached to the financial statements issued by the company pursuant to the Act shall disclose full details of -
47.1
all special resolutions; and
47.2
all resolutions passed at general meetings of the company's subsidiary companies, since the date of the directors' report attached to the previous annual financial statements of the company.
PART VIII - ADMINISTRATION
48
SECRETARY
48.1
In terms of the provisions of the Act, the directors shall appoint a secretary -
48.1.1
for such term;
48.1.2
at such remuneration; and
48.1.3
upon such conditions,
as they may think fit, and the directors may dismiss such secretary.
48.2
Any casual vacancy in the office of secretary shall be filled by the directors within ninety days of the vacancy occurring, failing which the company shall and any director may, within seven days after the expiration of the ninety day period, lodge with the Registrar a notice to that effect.
48.3
During any period that the office of secretary is vacant, the directors may generally or specifically authorise any officer of the company to carry out certain or all of the secretary’s duties.

48.4
Where the Act or the articles provide that an act be performed by a director and the secretary it shall not be performed validly if performed by the same person acting both as director and as secretary.
48.5.1
The directors may appoint a body corporate or partnership to hold the office of secretary, provided that at least one person in the employment of that body corporate or partnership has the requisite knowledge and experience to carry out the duties of a secretary.
48.5.2
A change in membership of a body corporate which holds office as secretary shall not constitute a casual vacancy in the office of secretary as envisaged in 48.3, provided that the body corporate continues to have at least one person in its employment who has the requisite knowledge and experience to carry out the duties of a secretary.
48.5.3
A change in the composition of a partnership which holds office as secretary shall not constitute a casual vacancy in the office of secretary, provided that the new partnership continues to have at least one person who has the requisite knowledge and experience to carry out the duties of a secretary.
49
SEAL
49.1
The company may have a seal on which its name shall be engraved in legible characters.
49.2
The seal of the company, if any, shall only be affixed to a document if -
49.2.1
a resolution of the directors or of a committee of directors grants such authority; or
49.2.2
subject to article 8, one director and the secretary (or such other person as the directors may appoint for the purpose) shall sign the document to which the seal of the company is to be affixed.
50
AUTHENTICATION OF DOCUMENTS
50.1.1
Any director or the secretary or any person appointed by the directors for the purpose shall have power to authenticate -
50.1.1.1
the memorandum and the articles;
50.1.1.2
any resolutions passed by the company or the directors;
50.1.1.3
any books, records, documents and accounts relating to the business of the company,

and to certify copies thereof or extracts therefrom as true copies or extracts.
50.1.2
Where any books, records, documents or accounts are elsewhere than at the office, the local manager or other officer of the company or other person having the custody thereof shall be deemed to be a person duly appointed by the directors for the abovementioned purpose.
50.2
Subject to the provisions of the Act, a member shall not be entitled to demand that -
50.2.1
any book, document or record be shown to him;
50.2.2
any information concerning the company's affairs be disclosed to him, if the directors in their sole and absolute discretion (which may not be disputed) consider that it is not in the company's interest to show that book, document or record to the member, or to disclose that information to him.
51
NOTICES
51.1.1
Any notice or other document may be served by the company upon any member by -
51.1.1.1
delivering it to him personally; or
51.1.1.2
sending it by post in a prepaid letter, envelope or wrapper, addressed to such member at his registered address.
51.1.2
Any member in the register of members whose address is not an address within South
Africa or any country where a branch register is kept, who from time to time furnishes the company with an address within South Africa or such country at which notices can be served upon him, shall be entitled to have notices served upon him at such address.
51.1.3
Save as determined in the articles or in the Act, no member other than a registered member whose address appears in the register of members in South Africa or any country where a branch register is kept, shall be entitled to receive any notice from the company.
51.2.1
The holder of a share warrant shall, unless it be otherwise provided by the conditions of issue of the share warrant, be entitled in respect thereof only to notice of a general meeting by advertisement.
51.2.2
Should it be desired to give notice by advertisement, such notice shall, subject to the provisions of the Act, be advertised in -

51.2.2.1
the Gazette; and
51.2.2.2
a leading daily newspaper published in Johannesburg; and
51.2.2.3
where the office is situated outside the Gauteng Province, in a newspaper circulating in the town or district in which the office is situate.
51.2.3
Where a branch register or transfer office has been established, such advertisement shall also be inserted in at least one leading newspaper circulating in the town or district in which such branch register or transfer office is located.
51.3.1
In the case of joint holders of a share, all notices shall, unless such holders request otherwise in writing and the directors agree, be given to that holder whose name stands first in the register.
51.3.2
A notice so given shall be deemed sufficient notice to all the joint holders.
51.4
Any notice or other document, if served by post, shall be deemed to have been served at the time when the same was posted, and in proving such service it shall be sufficient to prove that the notice or document was properly addressed, stamped and posted.
51.5
Every person who in any way whatever shall become entitled to any share, shall be bound by every notice in respect of such share which, prior to his name and address being entered in the register, shall have been given to the person from whom he derived his right or title to such share.
51.6.1
Any notice or other document delivered or sent by post to the registered address of any member in terms of the articles shall, notwithstanding that -
51.6.1.1
such member is under legal incapacity;
51.6.1.2
the company had notice of his legal incapacity,
be deemed to have been duly served in respect of any share registered in the name of such member as sole or joint holder.
51.6.2
The provisions of article 51.6.1 shall not apply if his name has, at the time of the service or despatch of the notice or document, been removed from the register as the holder of the share.

51.7 Service in terms of article 51.6.1 shall for all purposes of the articles be deemed a sufficient service of such notice or document on all persons interested (whether jointly with or as claiming through or under him) in the share.
51.8 Save as otherwise expressly provided, where a given number of days' notice, or notice extending over any period, is required to be given, the day of service shall not be counted in the number of days or other period.
PART IX - DISSOLUTION
52
WINDING-UP
52.1 If the company is wound up the liquidator may, with the sanction of a special resolution of the members, divide among the members in specie or kind the whole or any part of the assets of the company and may for such purpose -
52.1.1 set a value which he deems fair upon any asset; and
52.1.2 determine how the division shall be carried out as between the members or different classes of members.
52.2 The liquidator may, with the sanction of a special resolution of the members, vest the whole or any part of the assets in trustees upon trusts for the benefit of the members or any of them.
52.3 Any such resolution may provide for and sanction a distribution of specific assets amongst different classes of members contrary to their existing rights, but each member shall in that event have a right of dissent and other ancillary rights in the same manner as if such resolution were a special resolution passed pursuant to the provisions of the Act.